UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 29, 2006

                          Willis Group Holdings Limited
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Bermuda
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                 (State or Other Jurisdiction of Incorporation)

                              001-16503 98-0352587
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           (Commission File Number) (IRS Employer Identification No.)

                            c/o Willis Group Limited
                               Ten Trinity Square
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                            London EC3P 3AX, England
                    (Address of Principal Executive Offices)

                               (44) (20) 7488-8111
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.02 Termination of Material Definitive Agreement
Item 5.02 (b)(c)  Departure and Appointment of Principal Officers

         On November 29, 2006 Willis Group Holdings Limited announced that Thomas Colraine will cease to be Vice Chairman and Co-Chief Operating Officer. Also, Richard J S Bucknall will cease to be Co-Chief Operating Officer but remains Vice Chairman of Willis Group Holdings Limited. These changes take effect from December 31, 2006.

         Willis Group Holdings Limited also announced that Grahame J Millwater is appointed Chief Operating Officer with effect immediately. Mr. Millwater, aged 43 years, has 21 years experience of the insurance brokerage industry, all of which have been with the Willis Group. During that time he has held several senior executive positions within Willis, most recently Chairman of Willis Re. Mr. Millwater will report to Joseph J. Plumeri, Chairman and Chief Executive Officer.

         Mr. Colraine has an Employment Agreement with Willis Limited, the Company's UK subsidiary pursuant to which he is paid an annual base salary, currently (pound)350,000, and is eligible to receive annual incentive compensation and pension and other employee benefits commensurate with other Willis senior officers. Mr. Colraine will continue to participate in the Company's share programs whilst he is an employee. Mr. Colraine has given notice and his Employment Contract will terminate with effect from December 31, 2007.

         Pursuant to his Employment Agreement Mr. Millwater is paid an annual base salary, currently (pound)325,000 and is eligible to receive annual incentive compensation and pension and other employee benefits commensurate with other Willis senior officers. Mr. Millwater also participates in the Company's share programs. Mr. Millwater's Employment Agreement also contains certain standard provisions relating to termination of employment and other matters.

Item 9.01.  Financial Statements and Exhibits.


(c) Exhibits.

         10.1 Form of Employment Agreement for Thomas Colraine (incorporated by reference to Exhibit 10.20 to Willis Group Holdings Limited's Annual report on Form 10-K for the fiscal period ended December 31, 2002).

         10.2 Form of Employment Agreement for Grahame J Millwater (incorporated by reference to Exhibit 10.14 to Willis Group Holdings Limited's Annual report on Form 10-K for the fiscal period ended December 31, 2004).

         99.1 Press Release of Willis Group Holdings Limited dated November 29, 2006.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WILLIS GROUP HOLDINGS LIMITED


Date: December 5, 2006.                 By: /s/ Eric R Dinallo
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                                        Name: Eric R Dinallo
                                        Title: Group General Counsel